UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 15, 2024

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices and zip code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entrance into Material Definitive Agreement

Securities Purchase Agreement

On February 15, 2024, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with CRG Partners III L.P., CRG Partners III - Parallel Fund “A” L.P., CRG Partners III (Cayman) Unlev AIV I L.P., CRG Partners III (Cayman) Lev AIV I L.P. and CRG Partners III Parallel Fund “B” (Cayman) L.P. (collectively in such capacity, the “Lenders” or the “Purchasers”) pursuant to which the Company will issue to the Lenders in a private placement offering (i) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) to the extent that the issuance of the shares Common Stock results in the Lenders beneficially owning greater than 49.99% of the Company’s outstanding shares of Common Stock (or in the case of one of the Purchasers, greater than 9.99% of the Company’s outstanding shares of Common Stock, determined without regard to any convertible securities held by any of the Purchasers), shares of newly designated convertible preferred stock, par value $0.001 per share (the “Preferred Stock”), at a price per share of the lower of (a) the closing price for the Company’s Common Stock on Nasdaq on the date immediately prior to the closing of the transaction and (b) the average closing price over the five business days prior to the closing of the transaction, in exchange for the Lenders surrendering for cancellation $15.0 million of outstanding borrowing under that Term Loan Agreement, dated as of December 30, 2016 (as amended to date), by and among the Company, CRG Servicing LLC, as administrative agent and collateral agent, and the Lenders (the “Exchange”).

The closing of the Exchange is conditioned on the approval by the Company’s stockholders at a stockholder meeting (the “Stockholder Meeting”) of the Exchange. The closing of the Exchange is expected to occur within 10 business days following the approval of the Company’s stockholders of the Exchange.

The foregoing summary of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the agreements, a copy of which is filed as Exhibit 10.1 to this report. In the event any shares of Preferred Stock are issued, they will be convertible into 100 shares of our common stock at the holder’s election, subject to beneficial ownership limitations. Additional information regarding the rights, preferences, privileges and restrictions applicable to any shares of Preferred Stock that are issued is available in the form of certificate of Designation that is attached to the Securities Purchase Agreement filed as Exhibit 10.1 to this report.

Item 2.02	Results of Operations and Financial Condition

On February 15, 2024, the Company issued a press release announcing its financial results for its fiscal quarter and year ended December 31, 2023. A copy of the Company’s press release is furnished with this report as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, such information, including Exhibit 99.1 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly stated by specific reference in such a filing.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure included in Item 1.01 of this report is incorporated under this Item by reference.

Each of the Purchasers is an “accredited investor” and the offer and sale of the shares of Common Stock and, in the event of issuance, the Preferred Stock is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Neither the Common Stock nor, in the event of issuance, the Preferred Stock will be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, when they are issued and sold by the Company. The Company is relying on exemptions from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof. Each Purchaser represented that it was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Item 8.01	Other Events

Preliminary Results

On February 15, 2024, the Company reported the following preliminary unaudited fourth quarter and full year 2023 financial and operational results:

•	Achieved full year 2023 total revenue of $7.2 million, including sepsis and related product revenue of $6.8 million and research and contribution revenue of $0.4 million.

•	Achieved fourth quarter 2023 total revenue of $1.7 million, comprised entirely of product revenue including record sales of the T2Bacteria Panel in the U.S.

•	Eliminated sepsis test backorder as of the end of January 2024.

•	Received FDA 510(k) clearance to add the detection of Acinetobacter baumannii to the FDA-cleared T2Bacteria Panel.

•	Submitted a 510(k) premarket notification to the U.S. FDA to expand the use of the T2Candida Panel to include pediatric testing.

•	Received Phase 2 award from the U.S. Department of Health and Human Services and the Steven & Alexandra Cohen Foundation’s LymeX Diagnostics Prize for the T2Lyme Panel.

•	Advanced the T2Resistance Panel toward U.S. FDA 510(k) submission.

•	Presented new clinical data at IDWeek 2023 demonstrating speed, accuracy, and clinical benefits of the T2Dx Instrument, the T2Bacteria Panel, the T2Candida Panel, and the T2Resistance Panel.

•

Presented a detailed plan to Nasdaq Listing Qualifications Hearing Panel on February 15, 2024, to regain compliance with $35 million Market Value of Listed Securities requirement; response expected within 30 days.

•	Amended term loan agreement with CRG, extending the maturity date and interest-only period to December 31, 2025, and reducing the minimum cash covenant from $5.0 million to $500,000.

•	Cash and cash equivalents totaled $15.7 million as of December 31, 2023.

•	Executed territory exclusive distribution agreements for new geographies in the Netherlands, Belgium, and Vietnam, as well as the re-entry into Switzerland.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated February 15, 2024 by and between the Company and the Lenders party thereto

99.1	Press Release issued February 15, 2024

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our growth opportunities as a result of the receipt of FDA 510(k) clearance for the T2Biothreat Panel and 510(k) clearance to add Acinetobacter baumannii detection to the FDA-cleared T2Bacteria Panel, maintenance of our Nasdaq listing, our market opportunity, financial results and cash balance, financial outlook, instrument contracts, timing of completing clinical trials and filing of an FDA submission, product demand, commitments or opportunities, and growth expectations or targets as well as statements that include the words “expect,” “may,” “should,” “anticipate,” and similar statements of a future or forward-looking nature. The preliminary, estimated financial results for the fourth quarter and fiscal year ended 2023 contained in this current report on Form 8-K contain forward-looking statements and are subject to the completion of management’s and the audit committee’s final reviews and our other financial closing procedures and are therefore subject to change. You should not place undue reliance on such preliminary information and estimates because they may prove to be materially inaccurate. The preliminary information and estimates have not been compiled or examined by our independent auditors and they are subject to revision as we prepare our financial statements as of and for the quarter ended December 31, 2023, including all disclosures required by U.S. generally accepted accounting principles. While we believe that such preliminary information and estimates are based on reasonable assumptions, actual results may vary, and such variations may be material. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, (i) any inability to (a) realize anticipated benefits from commitments, contracts or products; (b) successfully execute strategic priorities; (c) bring products to market; (d) expand product usage or adoption; (e) obtain customer testimonials; (f) accurately predict growth assumptions; (g) realize anticipated revenues; (h) incur expected levels of operating expenses; or (i) increase the number of high-risk patients at customer facilities; (ii) failure of early data to predict eventual outcomes; (iii) failure to make or obtain anticipated FDA filings or clearances within expected time frames or at all; or (iv) the factors discussed under Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission, or SEC, on March 31, 2023, and other filings the Company makes with the SEC from time to time, including our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, unless required by law, it disclaims any obligation to do so, even if subsequent events cause its views to change. Thus, no one should assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2024	T2 BIOSYSTEMS, INC.

	By:	/s/ John Sprague
	Name:	John Sprague
	Title:	Chief Financial Officer